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                        PIMCO Variable Insurance Trust

                      Supplement dated November 15, 2001
                                    to the
                         Prospectus dated May 1, 2001


        Disclosure Relating to the PIMCO Emerging Markets Bond Portfolio

Effective December 15, 2001, the credit quality guidelines of the PIMCO Emerging Markets Bond Portfolio (the "Portfolio") will be changed to provide that the Portfolio may invest a maximum of 15% of its assets in securities rated lower than B by Moody's Investors Service, Inc. or by Standard & Poor's Ratings Services or, if unrated, determined by PIMCO to be of comparable quality. This change revises the disclosure in the prospectus regarding the credit quality of investments of the Emerging Markets Bond Portfolio.

The following information supplements the information in the prospectus appearing under the heading "Characteristics and Risks of Securities and Investment Techniques - High Yield Securities."

The Emerging Markets Bond Portfolio may invest in securities that are in default with respect to the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which the case the Portfolio may lose its entire investment.

The following information supplements the information in the prospectus appearing under the heading "Summary of Principal Risks - High Yield Risk."

If the issuer of a security is in default with respect to interest payments or principal payments, a Portfolio may lose its entire investment.

          Investors Should Retain This Supplement For Future Reference
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